Exhibit 10.52
AMENDMENT TO TRUST AGREEMENT
This AMENDMENT (the “Amendment”) to that certain TRUST AGREEMENT dated August 27, 1999 (as previously amended, the “Original Trust Agreement”), by and between Kaufman and Broad Home Corporation, a corporation organized under the laws of the State of Delaware and now known as KB HOME (the “Company”), and Wachovia Bank, N.A., a national banking association organized under the laws of the United States of America (the “Trustee”), is made by the Company as of August 24, 2009 (the “Effective Date”). Any capitalized term not defined herein shall have the meaning given to it in the Original Trust Agreement, and all Section references shall be to those Sections in the Original Trust Agreement.
WITNESSETH:
WHEREAS, the Company desires to enter into this Amendment to bring current the Plans to which the Trust Assets may be allocated and to extend the term of the Trust.
NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Company and the Trustee hereby declare and agree as follows:
1. Section 13.2. The first sentence, clause (a) of Section 13.2 shall be amended to replace the word “tenth” with the word “twentieth.”
2. Schedule A. The Schedule A to this Amendment shall replace in its entirety Schedule A to the Original Trust Agreement.
3. Schedule C. The Schedule C to this Amendment shall replace in its entirety Schedule C to the Original Trust Agreement.
IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the Effective Date.

KB HOME		Wachovia Bank, N.A. as Trustee

By:	/s/ William R. Hollinger William R. Hollinger	By:	/s/ Alan C. Frazier Alan C. Frazier
Its:	Senior Vice President and Chief Accounting Officer	Its:	Senior Vice President

Attest		Attest

By:	/s/ Wendy C. Shiba Wendy C. Shiba	By:	/s/ Shelley C. Anderson Shelley C. Anderson
Its:	Executive Vice President, General Counsel and Secretary	Its:	Vice President

Schedule A
List of Plans and Benefits*
1.	KB HOME 1986 Stock Option Plan

2.	KB HOME 1988 Employee Stock Plan

3.	KB HOME Performance-Based Incentive Plan for Senior Management

4.	KB HOME 1998 Stock Incentive Plan

5.	Amended and Restated KB HOME 1999 Incentive Plan

6.	KB HOME 2001 Stock Incentive Plan

7.	KB HOME Stock Fund under the KB HOME Amended and Restated 401(k) Plan

8.	Company Matching Contribution under the KB HOME Amended and Restated 401(k) Plan

9.	KB HOME Nonqualified Deferred Compensation Plan

10.	Any Benefit plans or arrangements (regardless of nature or type) established for Participants by the Company between August 24, 2009 and the twentieth anniversary date of the Trust Agreement (August 27, 2019). As used, the term “Benefits” shall have the meaning ascribed to such term in the Trust Agreement.

*	Whether or not stated or set forth in this Schedule A (or any amendment thereto), the above-listed plans shall be deemed to include in each case any amendments thereto or restatements thereof, whenever made, and any corresponding successor or substitute plan.
List of Plan Administrators
The Company is the Administrator of all plans.

Schedule C
AMENDMENT TO REVOLVING PROMISSORY NOTE
This AMENDMENT (the “Amendment”) to that certain REVOLVING PROMISSORY NOTE dated November 30, 1999 (the “Original Revolving Promissory Note”), by and between Kaufman and Broad Home Corporation, a corporation organized under the laws of the State of Delaware and now known as KB HOME (the “Company”), and Wachovia Bank, N.A., a national banking association organized under the laws of the United States of America (the “Trustee”), is made by the Company and Trustee as of August 24, 2009 (the “Effective Date”). Any capitalized term not defined herein shall have the meaning given to it in the Original Revolving Promissory Note.
WITNESSETH:
WHEREAS, the Company and the Trustee have agreed to enter into this Amendment to extend the Maturity Schedule of the Original Revolving Promissory Note.
NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Company and the Trustee hereby declare and agree as follows:
1.	The first sentence of paragraph two of the Original Promissory Note beginning with the language “Principal shall be paid in installments...”, shall be replaced in its entirety to read as follows: “Principal shall be paid in installments in the amounts and on the dates set forth on the Maturity Schedule attached hereto as Schedule A, with the last such installment due on August 26, 2019; provided, however, that this Note may be prepaid in whole or in part at any time without penalty; and provided further that the principal amount of this Note and any accrued but unpaid interest (i) shall be accelerated in the event that the Trust shall have been terminated in accordance with Section 13.2 of the Trust, and the Trustee shall have complied with the requirements of such Section 13.2 of the Trust, or (ii) shall be deemed forgiven, if applicable, in accordance with Section 8.1(a) of the Trust.”
2.	Schedule A. The Schedule A to this Amendment shall replace in its entirety Schedule A to the Original Revolving Promissory Note.
IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the Effective Date.

KB HOME		Wachovia Bank, N.A. as Trustee

By:	/s/ William R. Hollinger William R. Hollinger	By:	/s/ Alan C. Frazier Alan C. Frazier
Its:	Senior Vice President and Chief Accounting Officer	Its:	Senior Vice President

Attest		Attest

By:	/s/ Wendy C. Shiba Wendy C. Shiba	By:	/s/ Shelley C. Anderson Shelley C. Anderson
Its:	Executive Vice President, General Counsel and Secretary	Its:	Vice President

Schedule A:

Date that	Amount of			Repayment
Principal is	Principal	Interest		Schedule for
Advanced	Advanced	Rate		Principal Advanced

November 30,1999	$24,035,187.50	[5.97%]		$1,201,760 on November 30, 2000
$1,201,760 on November 30, 2001
$1,201,760 on November 30, 2002
$1,201,760 on November 30, 2003
$1,201,760 on November 30, 2004
$3,605,278 on November 30, 2005
$3,605,278 on November 30, 2006
$3,605,278 on November 30, 2007
$3,605,278 on November 30, 2008
$327,752 on November 30, 2009
$327,752 on November 30, 2010
$327,752 on November 30, 2011
$327,752 on November 30, 2012
$327,752 on November 30, 2013
$327,752 on November 30, 2014
$327,752 on November 30, 2015
$327,752 on November 30, 2016
$327,752 on November 30, 2017
$327,752 on November 30, 2018
Balance Outstanding on August 26, 2019

$	$		%	[5% of Principal] on [First Anniversary of Date Principal Advanced]
[5% of Principal] on [Second Anniversary of Date Principal Advanced]
[5% of Principal] on [Third Anniversary of Date Principal Advanced]
[5% of Principal] on [Fourth Anniversary of Date Principal Advanced]
[5% of Principal] on [Fifth Anniversary of Date Principal Advanced]
[15% of Principal] on [Sixth Anniversary of Date Principal Advanced]
[15% of Principal] on [Seventh Anniversary of Date Principal Advanced]
[15% of Principal] on [Eight Anniversary of Date Principal Advanced]
[15% of Principal] on [Ninth Anniversary of Date Principal Advanced]
[1.363% of Principal] on [Tenth Anniversary of Date Principal Advanced]
[1.363% of Principal] on [Eleventh Anniversary of Date Principal Advanced]
[1.363% of Principal] on [Twelfth Anniversary of Date Principal Advanced]
[1.363% of Principal] on [Thirteenth Anniversary of Date Principal Advanced]
[1.363%of Principal] on [Fourteenth Anniversary of Date Principal Advanced]
[1.363%of Principal] on [Fifteenth Anniversary of Date Principal Advanced]
[1.363%of Principal] on [Sixteenth Anniversary of Date Principal Advanced]
[1.363%ofPrincipal]on[Seventeenth Anniversary of Date Principal Advanced]
[1.363%of Principal] on [Eighteenth Anniversary of Date Principal Advanced]
[1.363%of Principal] on [Ninteenth Anniversary of Date Principal Advanced]
Balance Outstanding on August 26, 2019

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